Exhibit 99.1

AirNet Communications Announces Business Update

    MELBOURNE, Fla.--(BUSINESS WIRE)--April 28, 2006--AirNet
Communications Corporation (NASDAQ:ANCC) today announced the following business update.

    Large Operator Field Trial

    On March 28, 2006, AirNet Communications announced that it had concluded the most recent phase of field trial testing of the SuperCapacity(TM), adaptive array base station with a large operator in a dense urban, major metropolitan market. As a result of an April 25, 2006 meeting with senior management, the large operator has advised AirNet Communications that the field trial would not be extended. AirNet does not expect the large operator to purchase any products from AirNet, and the trial system will be de-commissioned and returned to AirNet.

    Sale of New Products to Reseller for Distribution to Large
European Operator

    The Company also announced that it has executed a reseller agreement and sold its latest compact base station product to a reseller who planned to resell the base stations to one of the largest operators in Europe. The portable RapidCell(TM) base station enabled with iBSS(TM) software eliminates the need for costly network elements such as the base station controller (BSC), packet control unit (PCU) and transcoding and rate adaption unit (TRAU). Through the elimination of these hardware components, AirNet's customers can directly connect to a mobile switching center (MSC) via traditional SS7 or Internet Protocol over the well-established "A" interface. The reseller has purchased six portable laboratory RapidCell base stations enabled with the iBSS software for approximately $350,000, and AirNet plans to supply the reseller with these units during the second quarter of this year.

    Reduction in Force and Continuing Adverse Market Conditions

    Over the last several years, AirNet Communications has undergone extensive restructuring due to adverse market conditions. The Company has focused on improving the quality of its existing products, developing new products to address market niches in GSM, reducing product costs, reducing overall operating expenses, turning inventory faster, and improving collections. The Company has made great strides in all of these areas. However, as a result of continuing adverse market conditions for AirNet's products and the intense competition in the GSM global market, AirNet has further restructured the Company by implementing a reduction of approximately 35 personnel in its work force. AirNet will now have approximately 50 employees, and will focus its sales and marketing efforts on near term opportunities to sell pre-existing inventory and the portable RapidCell base station with iBSS software. If the Company is unsuccessful in generating meaningful sales and collecting cash from such sales in the next few weeks, the Company may commence an orderly wind down of its business operations.

    Sale of the Company/Strategic Options

    During the next few weeks, the Company will also continue to explore strategic options with its investment advisor in parallel to sales and marketing activities in the ordinary course of business. The Company's investment advisor together with members of the senior management will be assessing the interest of certain potential strategic partners who may be candidates to purchase AirNet Communications, or otherwise all or some portion of AirNet's assets. The Company's Board of Directors plans on meeting during the week of May 15, 2006 to review any interest received during this process.

    Nasdaq Listing Status

    On February 15, 2006, AirNet announced that it had received a notice from the Listing Qualifications Department of The Nasdaq Stock Market confirming that for the preceding thirty consecutive business days, the bid price of AirNet's common stock closed below the $1.00 minimum per share requirement for continued inclusion under Marketplace Rule 4450(a)(5). The Company has also previously disclosed that other continued listing requirements, including stockholders' equity and the market value of securities in the public float, may not be met in the near future. The Company has evaluated transferring its listing to the Nasdaq Capital Market (formerly the Nasdaq SmallCap Market) and concluded that such a transfer, if granted by the Nasdaq, may last only 1 to 2 quarters before similar continued listing concerns manifest. Accordingly, the Company currently intends to contact existing market makers to explore the possibility of listing securities of AirNet Communications on the OTC Bulletin Board.

    About AirNet

    AirNet Communications Corporation is a supplier of wireless base stations and other telecommunications equipment that allow service operators to cost-effectively and simultaneously offer high-speed wireless data and voice services to mobile subscribers. AirNet's patented broadband, software-defined AdaptaCell(R) SuperCapacity(TM) adaptive array base station solution provides a high-capacity base station with a software upgrade path to high-speed data. The Company's RapidCell(TM) base station provides government communications users with up to 96 voice and data channels in a compact, rapidly deployable design capable of processing multiple GSM protocols simultaneously. The Company's AirSite(R) Backhaul Free(TM) base station carries wireless voice and data signals back to the wireline network, eliminating the need for a physical backhaul link, thus reducing operating costs. AirNet has 68 patents issued or filed; and has received the coveted World Award for Best Radio Access Product in 2006 and for Best Technical Innovation in 1998 from the GSM Association, representing over 400 operators around the world. More information about AirNet may be obtained by visiting the AirNet Web site at http://www.airnetcom.com.

    Safe Harbor Statement Under the Private Securities Litigation
Reform Act of 1995 and Other Applicable Law

    Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act),
Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, market conditions, financial forecasts and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate", "prospects", "believe," "estimate," "expect," "intend," "plan" and "objective" and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks or uncertainties include the following: there can be no assurance that the Company will be successful in obtaining new business or that any of the Company's customers or OEM resellers will purchase any further products from the Company; that the Company will be able to retain any key personnel; that any third parties will express an interest in purchasing the Company, or otherwise all or some portion of the Company's assets; that the Company's lenders may foreclose on all assets of the Company (including all intellectual property rights) in the event of a default under the agreements associated with existing senior debt and convertible debt; and that the Company may not be able to continue to operate as a going concern in the absence of new sales or additional investment capital. These and other risks are detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

    The stylized AirNet mark, AirNet(R), AdaptaCell(R) and AirSite(R) are registered trademarks with the U.S. Patent and Trademark Office. Super Capacity(TM), iBSS(TM), RapidCell(TM) and Backhaul Free(TM), are trademarks of AirNet Communications Corporation. Other names are registered trademarks or trademarks of their respective companies or organizations.

    CONTACT: AirNet Communications Corporation, Melbourne
             Stuart Dawley, 321-953-6783
             sdawley@airnetcom.com